                                 Exhibit 10.29

                                Amendment No. 8

                         TO THE A320 PURCHASE AGREEMENT
                         dated as of November 10, 1988

                                    between

                                AVSA, S.A.R.L.,

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION


This Amendment No. 8 (hereinafter referred to as the "Amendment") entered into as of October 29, 1993, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the "Seller"), and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as the "Buyer").

                                  WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of November 10, 1988, relating to the sale by the Seller and the purchase by the Buyer of eighteen (18) firmly ordered Airbus Industrie A320-200 model aircraft (the "Aircraft") and eleven (11) option Airbus Industrie A320-200 model aircraft (the "Option Aircraft"), which agreement, as previously amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of February 24, 1989, Amendment No. 2, dated as of February 14, 1990, Amendment No. 3, dated as of June 18, 1991, Amendment No. 4, dated as of December 20, 1991, Amendment No. 5, dated as of June 24, 1992, Amendment No. 6, dated as of November 30, 1992, and Amendment No. 7, dated as of December 10, 1992, is hereinafter called the "Agreement."

WHEREAS, the Buyer now desires to increase its order by five (5) firmly ordered aircraft (individually and collectively referred to as the "New Firm Aircraft") under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.        ORDER
          -----

          The Buyer hereby firmly orders the New Firm Aircraft.

          It is agreed that the terms and conditions of the sale and purchase of the New Firm Aircraft shall be the same as those applying to Incremental Aircraft, as such term is defined in Amendment No. 7 to the Agreement (and which terms are the same as those applying to Aircraft, except as specifically set forth to the contrary in Amendment No. 7 to the Agreement), except as specifically set forth to the contrary in this Amendment in respect of the New Firm Aircraft.

2.        SPECIFICATION
          -------------

2.1 Subclause 3.2 of the Agreement is hereby superseded and replaced by the following provisions, with respect to the New Firm Aircraft:

QUOTE

3.2 The New Firm Aircraft shall be manufactured in accordance with the A320-200 Standard Specification, Document No. D.000.02000, Issue 3, dated May 4, 1992 (a copy of which is annexed as Exhibit "A" of Amendment No. 8 to this Agreement) as amended by the change orders set forth in Exhibit "B" of Amendment No. 8 to this Agreement. Such Standard Specification is hereinafter referred to as the "Specification." The Specification may be further modified from time to time pursuant to the General Terms Agreement.

UNQUOTE

2.2 The New Firm Aircraft shall be powered by International Aero Engines IAE V2527-A5 Propulsion Systems.

3.        PRICE
          -----

          Clause 4 of the Agreement is hereby superseded and replaced by the following provisions, with respect to the New Firm Aircraft:

QUOTE

4.1       Base Price of the New Firm Aircraft
          -----------------------------------

          The "Base Price" of each of the New Firm Aircraft is the sum of:

          --the Base Price of the Airframe, and

          --the Base Price of the Propulsion Systems.

4.1.1     Base Price of the Airframe
          --------------------------

          The Base Price of the Airframe shall be the base price of the A320-200 airframe as described in Exhibit "A" of Amendment No. 8 to this Agreement (excluding Buyer Furnished Equipment and SCN's other than those SCN's listed in Exhibit "B" to Amendment No. 8 to this Agreement) at delivery conditions prevailing in January 1992, which is

               *

          This Base Price of the Airframe is subject to adjustment to the date of delivery in accordance with the Airframe Price Revision Formula set forth in Appendix 1 of Amendment No. 8 to this Agreement.

4.1.2     Base Price of the Propulsion Systems
          ------------------------------------

          The Base Price of a set of IAE V2527-A5 Propulsion Systems is the sum of the Base Prices quoted below in (i) and (ii):

          (i)   Base Price of the IAE V2527-A5 Engines
                --------------------------------------

                The Base Price of a set of two (2) IAE V2527-A5 Propulsion Systems, including related equipment, ECM, nacelles and thrust reversers, at delivery conditions prevailing in January 1992 is:

                *

                Said Base Price has been calculated with reference to the Reference Price indicated by International Aero Engines of US *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                in accordance with theoretical delivery conditions prevailing in July 1988.

                Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Appendix 2 of Amendment No. 8 to this Agreement.

          (ii)  Base Price of Propulsion Systems Configuration Option
                -----------------------------------------------------

                The Base Price of the configuration option incurred by the Seller for the IAE V2527-A5 engines, at delivery conditions prevailing in January 1992, which is:

                *

                Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula set forth in Appendix 1 of Amendment No. 8 to this Agreement.

4.2       Validity of the Reference Price of the Propulsion Systems
          ---------------------------------------------------------

          It is understood that the prices and the price revision formula concerning the Propulsion Systems and related equipment are based on information received from the Propulsion Systems manufacturer and remain subject to any modifications that might be communicated by said Propulsion Systems manufacturer to the Seller, the Manufacturer and/or the Buyer.

4.3       Final Contract Price
          --------------------

          The Final Contract Price for the New Firm Aircraft at delivery thereof shall be the sum of:

          (i) the Base Price of the Airframe constituting a part of such New Firm Aircraft, as adjusted at the time of actual delivery in accordance with Subclause 4.1.1;

          (ii) the price (as of delivery conditions prevailing in January 1992) of any modifications

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                constituting a part of such New Firm Aircraft to be mutually agreed in SCN's entered into pursuant to Clause 3 of the General Terms Agreement after the date of execution of Amendment No. 8 to this Agreement, as adjusted at the time of actual delivery in accordance with the Airframe Price Revision Formula in Appendix 1 of Amendment No. 8 to this Agreement;

          (iii) the Base Price of the installed Propulsion Systems constituting a part of such New Firm Aircraft, as adjusted at the time of actual delivery in accordance with the applicable provisions of Subclause 4.1.2; and

          (iv) any other amount resulting from any other provisions of Amendment No. 8 to this Agreement and/or any other written agreement between the Buyer and the Seller relating to the New Firm Aircraft and specifically making reference to the Final Contract Price of any of the New Firm Aircraft.

UNQUOTE

4.        DELIVERY SCHEDULE
          -----------------

          The delivery schedule set forth in Subclause 5.1 of the Agreement for Aircraft is hereby amended by the addition of the New Firm Aircraft:

          (i)   Firmly Ordered New Firm Aircraft
                --------------------------------

                New Firm Aircraft No. 1       *
                New Firm Aircraft No. 2       *
                New Firm Aircraft No. 3       *
                New Firm Aircraft No. 4       *
                New Firm Aircraft No. 5       *

5.        PREDELIVERY PAYMENTS
          --------------------

          All predelivery payments due with respect to each of the New Firm Aircraft *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.        *

          Paragraph 7 of Amendment No. 7 to the Agreement shall not apply to the New Firm Aircraft.

7.        *

          The terms of Paragraph 9 of Amendment No. 7 to the Agreement and of Paragraph C of Letter Agreement No. 1 to Amendment No. 7 (which terms concern *) that apply to Incremental Aircraft, as such term is defined in Amendment No. 7 to the Agreement, shall also apply to the New Firm Aircraft.

8.        CONFIDENTIALITY
          ---------------

          Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Amendment.

9.        EFFECT OF AMENDMENT
          -------------------

          The Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Agreement.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.       GOVERNING LAW AND JURISDICTION
          ------------------------------

          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.



INTERNATIONAL LEASE                              AVSA, S.A.R.L.
FINANCE CORPORATION

By:  Leslie L. Gonda                             By:  Christophe Mourey

Its: Chairman of the Board                       Its: AVSA Chief Executive
                                                      Officer

Date: 10/29/93                                   Date: 10/29/93

                                                                      APPENDIX 1
                                                                      ----------

                        AIRFRAME PRICE REVISION FORMULA
                        -------------------------------

l.   BASE PRICE
     ----------

     The Base Price of the Airframe is as quoted in Paragraph 3 of the Amendment.

     The Base Price of the Propulsion Systems configuration option incurred by the Seller for the IAE V2527-A5 Propulsion Systems is as quoted in Paragraph 3 of the Amendment.

2.   BASE PERIOD
     -----------

     The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December 1990/January 1991/February 1991 and corresponding to theoretical delivery conditions prevailing in January 1992 as defined by HEb and ICb index values indicated in Paragraph 4 of this Appendix 1.

     These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 1.

     HEb and ICb index values indicated in Paragraph 4 of this Appendix 1 will not be subject to any revision of these indexes.

3.   REFERENCE INDEXES
     -----------------

     Labor Index:  "Aircraft and Parts," Standard Industrial Classification
     ------------
     372--Average hourly earnings (hereinafter referred to as "HE SIC 372"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table C-2: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     Material Index:  "Industrial Commodities" (hereinafter referred to as
     --------------
     "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

                                                                      APPENDIX 1
                                                                      ----------


4 -  REVISION FORMULA
     ----------------

     Pn   =     (Pb + F) (0.75 HEn/HEb + 0.25 ICn/ICb)

     Where

     Pn   =  Revised Base Price of the Airframe or of the nacelles and thrust reversers or of the Propulsion Systems configuration option, as applicable, at delivery of the New Firm Aircraft.

      Pb = Base Price of the Airframe or of the nacelles and thrust reversers or of the Propulsion Systems configuration option, as applicable, at economic conditions December 1990/January 1991/February 1991 averaged (January 1992 delivery conditions).

      F   =  (0.005 x N x Pb) Where  N = The calendar year of
             delivery of the New Firm Aircraft minus 1992.

      HEn = The arithmetic average of HE SIC 372 for the llth, l2th and l3th months prior to the month of delivery of the New Firm Aircraft (2 decimals).

      HEb = HE SIC 372 for December l990/January 1991/February 1991 averaged (= 15.18).

      ICn = The arithmetic average of the IC-Index for the llth, l2th and l3th months prior to the month of delivery of the New Firm Aircraft
             (l decimal).

      ICb = IC-Index for December 1990/January 1991/February 1991 averaged (= 118.5).

     In determining the Revised Base Price at delivery of the New Firm Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

     After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to l).

                                                            APPENDIX 1
                                                            ----------



5.   GENERAL PROVISIONS
     ------------------

5.1 If the US Department of Labor substantially revises the methodology or discontinues any of the indexes referred to in this Appendix 1, the Seller shall select a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

5.2 The Revised Base Price at delivery of the New Firm Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

                                                                     APPENDIX 2
                                                                     ----------

               INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA
               -------------------------------------------------

l.   REFERENCE PRICE
     ---------------

     The Reference Price of a set of two (2) International Aero Engines V2527-A5 Propulsion Systems is as quoted in Paragraph 3 of the Amendment.

     This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 2.

2.   REFERENCE PERIOD
     ----------------

     The above Reference Price has been established in accordance with the economic conditions prevailing in March l988 (or July l988 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Appendix 2.

3.   INDEXES
     -------

     Labor Index:  "Aircraft Engines and Engine Parts" Standard Industrial
     ------------
     Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table C-2: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     Material Index: "Metals and Metal Products" Code l0 (hereinafter referred
     --------------
     to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

     Energy Index:  "Fuels and Related Products and Power"  Code 5 (hereinafter
     ------------
     referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "Producer Prices and Price Indexes" (Table 6: Producer prices and price indexes for commodity groupings and individual items). (Base year 1982 = 100.)

                                                                      APPENDIX 2
                                                                      ----------


4.      REVISION FORMULA
        ----------------
     Pn    =  Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.l0 EPn)/EPb]

     Where

     Pn    =  Revised Reference Price of a set of two (2)
              Propulsion Systems at delivery of the New Firm
              Aircraft.

     Pb    =  Reference Price at economic conditions March 1988

     HEn   =  HE SIC 3724 for the fourth month prior to the
              month of delivery of the New Firm Aircraft.

     HEb   =  HE SIC 3724 for March l988 (= 13.58)

     MMPn = MMP-Index for the fourth month prior to the month of delivery of the New Firm Aircraft.

     MMPb  =  MMP-Index for March l988 (= 115.4)

     EPn   =  EP-Index for the fourth month prior to the month
              of delivery of the New Firm Aircraft.

     EPb   =  EP-Index for March l988 (= 65.9)

     In determining the Revised Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb and (0.l0 EPn)/EPb) shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

     After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to l).

5.   GENERAL PROVISIONS
     ------------------

5.1 The Revised Reference Price at delivery of the New Firm Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

                                                                      APPENDIX 2
                                                                      ----------



5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Appendix 2 or discontinues any of these indexes, the Seller shall, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth month prior to the scheduled delivery of the New Firm Aircraft.

                                                                       EXHIBIT A
                                                                       ---------



          The A320-200 Standard Specification is contained in a separate folder.

                                                                       EXHIBIT B
                                                                       ---------

                                 CHANGE ORDERS
                                 -------------

R.F.C.                 DESIGNATION                    COMMENTS
- - ------                 -----------                    --------
01-4002      V2527-A5 Engine Installation
             (26,500 lbs)

02-4008      FAA Type Certification
02-4010      Standard White External Livery
02-4011      Galley Inserts - Fit Check


03-4002      ISA + 40

09-4001      Towbar 737

11-4002      Placards - Passenger Cabin
11-4003      Cabin Placards and Mark. Eng./Spanish
11-4004      Install Lessor Identif. Plates

21-4002      Installation of Ozone Filters

22-4001      Windshear Warning and Guidance

23-4001      Flashing Steward Call Light
23-4002      Music and Prerecorded Announcement
23-4003      Full Provision for 3rd VHF System
23-4004      System Provisions for Pax Audio
             Entertainment System
23-4005      System Prov for Video Entertainment
             System
23-4008      Installation of a 3rd Radio
             Management Panel
23-4010      Hot Microphone CVR Recording
23-4011      VHF Transceiver / Collins / BFE
23-4012      CIDS - Call Chime Via All Pax Compart.
23-4013      CIDS - Central Reset of Pax to
             Attendant Calls
23-4014      CIDS - Pax Call Indic on Attendant
             Indic Panel
23-4015      Cabin - FWD Attendant Panel
             Rearrangement
23-4017      Conf. Call for C/A(s) and Flight Deck
23-4018      Install Boomset / Plantronics / BFE

                                                             EXHIBIT B
                                                             ---------

                                 CHANGE ORDERS
                                 -------------

R.F.C.                 DESIGNATION                    COMMENTS
- - ------                 -----------                    --------
23-4019      Video Cntl Center in Aft LH OSC
23-4023      PA/Interphone Handset at AFT L/H Door
23-4025      Full Provisions for 2 HF System
23-4029      SONY Transcom Boarding Music Selection
23-4030      Alternate BFE Pram Matsushita

24-4001      ADF1 System Fed in Emergency Elec Cond.

25-4005      Placards in US and Metric Units

25-4006      Installation of Lav E
25-4007      Second Observer Seat
25-4008      Lav for Handicapped Passengers
25-4009      Swivel Cabin Attendant Seat
25-4010      Attendant Seat Harness
25-4012      Deletion of Razor Outlets
25-4014      Install Two Doghouses
25-4016      CIDS Evac Signal Deletion
25-4017      Toilet Paper Roll Holder
25-4018      Interior Colour
25-4022      Folding Table on Lav E
25-4023      Cabin Emergency Equipment
25-4024      Galley V at Location V
25-4027      Double Attendant Seat at Lav D
25-4029      Cabin Configuration (10F/138Y,
             3 Lavs, G1 G5)
25-4035      Non Installation of a Coat Closet
25-4036      PSU Arrang. For Video Inst.
25-4038      Partition Cutout
25-4041      Cabin Config. New Drwgs NBR
25-4042      Galley Depth 36 inches
25-4043      Cabin Emergency Eqpt Drwg Nbr
25-4044      Color Spec Evol. Seats Covers/
             Curtains/ Carpet
25-4045      Pax Seat PTC / BFE
25-4046      Provisions for Alternate Layout (162 Pax)
25-4059      Pax Seats Non Installation
25-4061      Install of a Radio Emergency Beacon
25-4062      PSU's Installation
25-4064      Galley Manufacturer Change

26-4001      Engine Fire Extinguisher. Manuf. Change
26-4002      APU Fire Exting. Manuf. Change

31-4001      US Units of Measurement
31-4002      AIDS DMU Installation

                                                                       EXHIBIT B
                                                                       ---------

                                 CHANGE ORDERS
                                 -------------

R.F.C.                 DESIGNATION                    COMMENTS
- - ------                 -----------                    --------
31-4003      AIDS Additional Parameters
31-4004      AIDS Dar / Penny and Giles
             P/N D 51439-1 / BFE
31-4005      DFDR Loral Solid State (BFE)
31-4006      FDRS - New Data Frame
31-4008      DAR Cartridge / BFE Penny & Giles

32-4001      49" * 17" Main Landing Gear Tires
32-4002      Brakes and Wheels Goodrich
32-4003      Brake Cooling Fans / Goodrich
32-4004      Conventional Tires Front Landing Gear

33-4001      LOGO Lights Instal.
33-4002      Wing Tip Synchro. Strobe Lights
33-4003      Full Intensity Cabin Illumination
             (low Pressure)

34-4001      VOR/ADF DDRMI Single ADF
34-4003      DME Interrogator / Collins / BFE
34-4005      Weather Radar / Collins / BFE
34-4006      TCAS II Provisions
34-4008      ILS / Collins
34-4009      Radio Alti / Collins
34-4010      TCAS II Complete Provision
34-4011      VOR / Marker 700 / Collins
34-4013      ATC Mode S / BFE Collins -301
34-4014      STBY Alti in Inches of Hg
34-4017      Installation of GPWS Sunstrand
             Mark V BFE
34-4018      Collins DME  BFE

35-4001      Flight Crew Oxygen 115 FT3
35-4002      Passenger Oxy. Definition
35-4004      Puritan Bennett PBE / BFE
35-4005      Four Mask 02 Boxes Installation

52-4002      Cockpit Door Lock and Lock Cylinder

                                AMENDMENT NO. 9

                     TO THE AIRBUS A320 PURCHASE AGREEMENT

                         dated as of November 10, 1988

                                    between

                                 AVSA, S.A.R.L.

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION



This Amendment No. 9 (hereinafter referred to as the "Amendment") entered into as of January 3rd, 1994, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");


                                   WITNESSETH


*WHEREAS, the Buyer and the Seller entered into a certain A320 Purchase Agreement, dated as of November 10, 1988, relating to the sale by the Seller and the purchase by the Buyer of eighteen (18) firmly ordered Airbus Industrie A320-200 model aircraft (the "Aircraft") and eleven (11) option Airbus Industrie A320-200 model aircraft (the "A320 Agreement"), which agreement has been further amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and amended by Amendment No. 1 dated as of February 24, 1989, Amendment No. 2 dated as of February 14, 1990 ("A320 Amendment No. 2"), Amendment No. 3 dated as of June 18, 1991, Amendment No. 4 dated as of December 20, 1991, Amendment No. 5 dated as of June 24, 1992, Amendment No. 6 dated as of November 30, 1992, Amendment No. 7 dated as of December 10, 1992 ("A320 Amendment No.7") and Amendment No. 8 dated as of October 29, 1993;

WHEREAS, the Buyer and the Seller entered into an A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firmly ordered and four (4) option Airbus Industrie A321 model aircraft (hereinafter referred to individually and collectively as, respectively, the "A321 Aircraft" and the "A321 Option Aircraft") (the "A321 Agreement"), which agreement has been previously amended by and supplemented with certain Exhibits, Appendices and Letter Agreements attached thereto and has been amended by Amendment No. 1 dated as of June 18, 1991 ("A321 Amendment No. 1") and Amendment No. 2 dated as of December 10, 1992 ("A321 Amendment No. 2").

WHEREAS, the Buyer and the Seller entered into an A319 Purchase Agreement, dated as of December 10, 1992, relating to the sale by the Seller and the purchase by the Buyer of six (6) firmly ordered and two (2) option Airbus Industrie A319 model aircraft (hereinafter referred to individually and collectively as, respectively, the "A319 Aircraft" and the "A319 Option Aircraft"), which agreement, as previously amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the "A319 Agreement".

*

WHEREAS, the Seller is a sales subsidiary of Airbus Industrie (the "Manufacturer") and will purchase the Additional Aircraft from the Manufacturer for resale to the Buyer.


NOW, THEREFORE, IT IS AGREED AS FOLLOWS:


1.   INCREASED ORDER
     ---------------

The Buyer hereby firmly orders nine (9) Additional Aircraft. The terms and conditions of the sale and purchase of the Additional Aircraft shall be the same as those applying to Incremental Aircraft, as such term is defined in A320 Amendment No. 7, except as specifically set forth to the contrary in respect of Additional Aircraft in this Amendment.

The Additional Aircraft comprise:

     *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.   DELIVERY POSITIONS
     ------------------

The delivery schedule set forth in Subclause 5.1 of the A320 Agreement for Aircraft is therefore hereby amended by the addition of the following nine (9) Additional Aircraft :


     (i)   Additional Aircraft
           -------------------

     1 in January 1997
     1 in September 1997
     1 in November 1997
     1 in December 1997

     1 in April 1998
     2 in May 1998
     1 in October 1998
     1 in December 1998


3.   PRICES
     ------


3.1  Prices for Batch A Additional Aircraft and Batch C Additional Aircraft
- - ---------------------------------------------------------------------------

The Base Price of each of the Batch A Additional Aircraft and Batch C Additional Aircraft shall be the sum of the Base Price of the Airframe and the Base Price of the IAE V2527-A5 installed Propulsion Systems, as set forth in Paragraph 3 of A320 Amendment No. 7.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2  Prices for Batch B Additional Aircraft
- - -------------------------------------------

The Base Price of each of the Batch B Additional Aircraft shall be the sum of :

(i) the Base Price of the Airframe with respect to the Batch B Additional Aircraft, which shall be as quoted in Paragraph 2 of A320 Amendment No. 2, and

(ii) the Base Price of the IAE V2527-A5 installed Propulsion Systems, which shall be the sum of the Base Prices quoted below in (a) and (b) :

     (a) Base Price of the IAE V2527-A5 Engines
         --------------------------------------

     The Base Price of a set of two (2) IAE V2527-A5 Propulsion Systems, including related equipment, nacelles and thrust reversers, at delivery conditions prevailing in January 1988 is *

     Said Base Price has been calculated with reference to the Reference Price indicated by International Aero Engines of * in accordance with theoretical delivery conditions prevailing in July 1988.

     Said Reference Price is subject to adjustment to the date of delivery of the Batch B Additional Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Appendix 3 of A320 Amendment No. 7.

     (b) Base Price of Propulsion Systems Configuration Option
         -----------------------------------------------------

     The Base Price of the configuration option incurred by the Seller for the IAE V2527-A5 engines, at delivery conditions prevailing in January 1988, which is *

     Said Base Price is subject to adjustment to the date of delivery of the Batch B Additional Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit C-1 to the A320 Agreement.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.   LETTER AGREEMENTS
     -----------------


The terms and conditions of Paragraph 4 of A320 Amendment No. 7 shall apply to the Batch A Additional Aircraft and Batch C Additional Aircraft.

The terms and conditions of Paragraph 4 of A320 Amendment No. 7 shall not apply to the Batch B Additional Aircraft ; the terms and conditions of Letter Agreement No. 1 to the A320 Agreement shall apply to the Batch B Additional Aircraft.



5.   PREDELIVERY PAYMENTS
     --------------------


5.1 With respect to the Batch A Additional Aircraft and Batch C Additional Aircraft, and notwithstanding the provisions of Subclause 6.1 of the A320 Agreement, it is agreed that, for the purpose of calculating the Predelivery Payment Reference Price, Y is 1992. It is further agreed that all predelivery payments made by the Buyer shall be calculated based on a Predelivery Payment Reference Price containing the Base Price for the IAE V2527-A5 Propulsion Systems as set forth in Paragraph 3 of A320 Amendment No.7.

5.2 With respect to the Batch B Additional Aircraft, and notwithstanding the provisions of Subclause 6.1 of the A320 Agreement, it is agreed that all predelivery payments made by the Buyer shall be calculated based on a Predelivery Payment Reference Price containing the Base Price for the IAE V2527-A5 Propulsion Systems as set forth in Subparagraph 3.2 above.

5.3 The Predelivery Payment Schedule set forth in Subclause 6.2 of the A320 Agreement shall not apply to the Additional Aircraft and is replaced by the following provisions, with respect to Additional Aircraft :

                                    Percentage of Aircraft
                                    Predelivery Payment
             Payment Date           Reference Price
             ------------           ----------------------
*              *                         *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.4  *

6.   *


With respect to *, the terms and conditions of Paragraph 7 of A320 Amendment No. 7 shall not apply to the Additional Aircraft and the following provisions shall apply to the Additional Aircraft:


6.1  *

6.1.1     *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1.2     *

6.1.3     *

6.2  *

6.3  *

6.3.1     *


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3.2     *

6.3.3     *

6.4  *

7.   CONFIDENTIALITY
     ---------------

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees,

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential.
Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 7 shall survive any termination of this Amendment.

8.   EFFECT OF AMENDMENT
     -------------------

The A320 Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the A320 Agreement.

9.   GOVERNING LAW AND JURISDICTION
     ------------------------------

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AMENDMENT.

          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement.


Agreed and Accepted,                   Yours sincerely,

INTERNATIONAL LEASE                    AVSA, S.A.R.L.
FINANCE CORPORATION




By:     R.G. Duncan                By: Christophe Mourey

Its:    Senior Vice President      Its: Chief Executive Officer

Date:   January 3rd, 1994          Date: January 3rd, 1994